SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                      ------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 25, 1998


                             Dycom Industries, Inc.
             (Exact name of Registrant as specified in its charter)


   Florida                        0-5423                    59-1277135
(State or other                 (Commission               (I.R.S. Employer
jurisdiction of                 File Number)             Identification No.)
incorporation)


4440 PGA Boulevard, Suite 600, Palm Beach Gardens, Florida             33410
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:   (561) 627-7171

                             Exhibit Index on Page 3





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Item 5.  Other Events.

                  On February 23, 1998, the Company issued a press release announcing that it had entered into merger agreements whereby Installation Technicians, Inc. and Cable Com, Inc. will become wholly-owned subsidiaries of the Company. Upon consummation of such mergers, the stockholders of Cable Com, Inc. and Installation Technicians, Inc. will receive, respectively, 1.2 million and 600,000 shares of common stock of the Company.





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                                  EXHIBIT INDEX


  Exhibit
     No.                     Description
  -------                    -----------

   99(i)                     Press Release, dated February 23, 1998.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DYCOM INDUSTRIES, INC.



Date:    February 25, 1998              By:   /s/ Thomas R. Pledger
                                        ---------------------------------------
                                        Name:     Thomas R. Pledger
                                        Title:    Chairman and Chief Executive
                                                  Officer